[On March 28, 2000, IMS Health entered into letter agreements with its Chairman and its Chief Executive Officer pursuant to which each of them would receive a bonus for extraordinary efforts in negotiating a proposed strategic business combination with TriZetto. Those letter agreements are reproduced below. In light of the adverse market reaction to the proposed IMS Health-TriZetto merger announced on March 29, 2000, on April 2, 2000 the Chairman and the Chief Executive Officer requested IMS Health to terminate these letter agreements as of that date. The Chairman of the Compensation & Benefits Committee of the Board of Director's of IMS Health agreed to that request on April 2, 2000, and IMS Health formalized that agreement by letter agreements dated April 19, 2000 which are reproduced below.]

IMS HEALTH [LOGO]

Ms. Victoria R. Fash
Chief Executive Officer and President
IMS Health Incorporated
200 Nyala Farms
Westport, CT  06880

March 28, 2000

Mr. Robert E. Weissman
Chairman of the Board
IMS Health Incorporated
200 Nyala Farms
Westport, CT  06880

Re: Transaction Completion Incentive

Dear Bob:

      The Compensation & Benefits Committee of the Board of Directors of IMS Health Incorporated (the "Company") has authorized and approved a bonus arrangement intended to reward you for your extraordinary efforts in negotiating the proposed strategic business combination between the Company and TriZetto or such other transaction determined by the Board, in its discretion, to be of comparable magnitude and benefit to shareholders (the "Transaction"), and to provide you with a substantial incentive to bring the Transaction to a successful completion. We believe that the Transaction will greatly strengthen the Company (combined with its Transaction partner) and confer a great benefit upon the Company's stockholders.

      Therefore, subject to your agreement to the terms of this letter, the Company hereby provides to you the opportunity to earn a cash bonus (the "Transaction Completion Incentive") on the terms and conditions set forth as follows:

      (1) You will have the opportunity to earn the Transaction Completion Incentive if and only if the Board of Directors of the Company has approved, and the Company has entered into, a definitive agreement, on or before April 1, 2000, binding the Company and TriZetto (or such other party determined by the Board to be comparable) to consummate the Transaction, subject to customary conditions (the "Transaction Agreement").

      (2) If the Transaction is consummated pursuant to the terms of the Transaction Agreement (as that Agreement may be amended from time to time, with the approval of the Board of Directors), on or before December 31, 2000 (the "Expiration Date"), the Company will pay you, at the time of the closing of the Transaction, a cash amount equal to $5,500,000.

      (3) You will be responsible for payment of Federal income and other taxes resulting from any payment of the Transaction Completion Incentive, except to the extent that Section 9(b) (relating to taxes resulting from golden parachute excise taxes) of your Employment Agreement, as amended and restated (the "Employment Agreement"), applies. The Company will withhold from any payment of the Transaction Completion Incentive any such taxes it is required to withhold by applicable tax withholding laws and regulations, and you may direct the Company to withhold additional amounts to pay taxes calculated at your applicable marginal rates.

      (4) In the event of your termination of employment with the Company for any reason prior to the time the Transaction Completion Incentive becomes payable and prior to the Expiration Date, other than a termination by the Company for Cause (as defined in your

Mr. Robert E. Weissman
March 28, 2000
Page 2


            Employment Agreement) or your voluntary termination not for Good Reason (as defined in your Employment Agreement), the Transaction Completion Incentive opportunity will neither be canceled nor deemed earned, but will instead remain outstanding according to its terms. In the event the Company terminates you for Cause or you voluntarily terminate employment not for Good Reason prior to the time the Transaction Completion Incentive becomes payable and prior to the Expiration Date, the Transaction Completion Incentive will be immediately canceled. The provisions of this paragraph (4) override any contrary provisions in your Employment Agreement.

      (5) It is understood that your relinquishing the title of Chairman of the Board of the Company and being appointed Vice Chairman of the Board of the entity resulting from the Transaction, upon consummation of the Transaction, will not constitute "Good Reason" within the meaning of your Employment Agreement.

      (6) The Transaction Completion Incentive shall not represent base salary or annual incentive or annual bonus, for purposes of your Employment Agreement or otherwise, and shall not be taken into account as "compensation" for purposes of the Company's Supplemental Executive Retirement Plan, any calculation of a severance benefit, or other plans or programs of the Company.

      If you are in agreement with the terms and conditions set forth in this letter, please sign below (and on the duplicate copy of this letter, which represents one and the same agreement) and return this letter to me within five days after your receipt.

                                          Sincerely yours,

                                          IMS Health Incorporated


                                          By: /s/ Victoria R. Fash
                                              ---------------------------------
                                          Victoria R. Fash
                                          Chief Executive Officer and President

I have read, understand and agree to the terms and conditions set forth in this letter.


/s/ Robert E. Weissman                    March 28, 2000
---------------------------------         -------------------------------------
Robert E. Weissman                        Date

[In connection with discussions with another company about a possible strategic business combination, which discussions were subsequently terminated, IMS Health entered into a letter agreement dated February 4, 2000 with Mr. Weissman substantially identical to that set forth above. The February 4 Agreement, which is no longer in effect, is not reproduced here because of a confidentiality agreement with that other company.]

IMS HEALTH [LOGO]

Mr. Robert E. Weissman
Chairman of the Board
IMS Health Incorporated
200 Nyala Farms
Westport, CT  06880

March 28, 2000

Ms. Victoria R. Fash
Chief Executive Officer and President
IMS Health Incorporated
200 Nyala Farms
Westport, CT  06880

Re: Transaction Completion Incentive

Dear Vickie:

      The Compensation & Benefits Committee of the Board of Directors of IMS Health Incorporated (the "Company") has authorized and approved a bonus arrangement intended to reward you for your extraordinary efforts in negotiating the proposed strategic business combination between the Company and TriZetto or such other transaction determined by the Board, in its discretion, to be of comparable magnitude and benefit to shareholders (the "Transaction"), and to provide you with a substantial incentive to bring the Transaction to a successful completion. We believe that the Transaction will greatly strengthen the Company (combined with its Transaction partner) and confer a great benefit upon the Company's stockholders.

      Therefore, subject to your agreement to the terms of this letter, the Company hereby provides to you the opportunity to earn a cash bonus (the "Transaction Completion Incentive") on the terms and conditions set forth as follows:

      (1) You will have the opportunity to earn the Transaction Completion Incentive if and only if the Board of Directors of the Company has approved, and the Company has entered into, a definitive agreement, on or before April 1, 2000, binding the Company and TriZetto (or such other party determined by the Board to be comparable) to consummate the Transaction, subject to customary conditions (the "Transaction Agreement").

      (2) If the Transaction is consummated pursuant to the terms of the Transaction Agreement (as that Agreement may be amended from time to time, with the approval of the Board of Directors), on or before December 31, 2000 (the "Expiration Date"), the Company will pay you, at the time of the closing of the Transaction, a cash amount equal to $5,500,000.

      (3) You will be responsible for payment of Federal income and other taxes resulting from any payment of the Transaction Completion Incentive, except to the extent that Section 9(b) (relating to taxes resulting from golden parachute excise taxes) of your Employment Agreement, as amended and restated (the "Employment Agreement"), applies. The Company will withhold from any payment of the Transaction Completion Incentive any such taxes it is required to withhold by applicable tax withholding laws and regulations, and you may direct the Company to withhold additional amounts to pay taxes calculated at your applicable marginal rates.

      (4) You agree that if, at the time the Transaction Completion Incentive becomes payable, there remains any principal or interest outstanding under the loan from the Company to

Ms. Victoria R. Fash
March 28, 2000
Page 2


            you described in Section 5(g) of your Employment Agreement, you will pay over to the Company, out of the portion of the Transaction Completion Incentive remaining after taxes have been withheld (including taxes in excess of mandatory withholding taxes, if so directed by you), the amount of such remaining principal or interest so as to retire the loan. It is understood that you will not be obligated at that time to retire the loan to the extent that the remaining principal and interest exceeds the after-tax portion of the Transaction Completion Incentive. If any event has occurred prior to payment of the Transaction Completion Incentive whereby the Company has forgiven your obligation to repay the outstanding principal and interest under the loan, the amount of principal and interest forgiven shall represent an offset against the Company's obligation to pay the Transaction Completion Incentive, so that the amount of the Transaction Completion Incentive payable to you will be reduced by the amount of the principal and interest forgiven.

      (5) In the event of your termination of employment with the Company for any reason prior to the time the Transaction Completion Incentive becomes payable and prior to the Expiration Date, other than a termination by the Company for Cause (as defined in your Employment Agreement) or your voluntary termination not for Good Reason (as defined in your Employment Agreement), the Transaction Completion Incentive opportunity will neither be canceled nor deemed earned, but will instead remain outstanding according to its terms (including the obligation to repay the loan and the loan forgiveness offset provision specified in paragraph (4)). In the event the Company terminates you for Cause or you voluntarily terminate employment for Good Reason prior to the time the Transaction Completion Incentive becomes payable and prior to the Expiration Date, the Transaction Completion Incentive will be immediately canceled. The provisions of this paragraph (5) override any contrary provisions in your Employment Agreement.

      (6) It is understood that your relinquishing the title of Chief Executive Officer and being appointed Chairman of the Board of the entity resulting from the Transaction (with duties comparable in all material respects to those of the Chairman of the company resulting from the Transaction immediately following consummation thereof) three years after consummation of the transaction will not constitute "Good Reason" within the meaning of your Employment Agreement.

      (7) The Transaction Completion Incentive shall not represent base salary or annual incentive or annual bonus, for purposes of your Employment Agreement or otherwise, and shall not be taken into account as "compensation" for purpose of the Company's Supplemental Executive Retirement Plan, any calculation of a severance benefit, or other plans or programs of the Company.

Ms. Victoria R. Fash
March 28, 2000
Page 3


      If you are in agreement with the terms and conditions set forth in this letter, please sign below (and on the duplicate copy of this letter, which represents one and the same agreement) and return this letter to me within five days after your receipt.

                                                Sincerely yours,

                                                IMS Health Incorporated


                                                By: /s/ Robert E. Weissman
                                                    -------------------------
                                                Robert E. Weissman
                                                Chairman of the Board

I have read, understand and agree to the terms and conditions set forth in this letter.


/s/ Victoria R. Fash                            March 28, 2000
----------------------------                    -----------------------------
Victoria R. Fash                                Date

[In connection with discussions with another company about a possible strategic business combination, which discussions were subsequently terminated, IMS Health entered into a letter agreement dated February 4, 2000 with Ms. Fash substantially identical to that set forth above. The February 4 Agreement, which is no longer in effect, is not reproduced here because of a confidentiality agreement with that other company.]

                                          April 19, 2000



IMS HEALTH [LOGO]

Robert E. Weissman
Chairman


IMS HEALTH
200 Nyala Farms
Westport, Connecticut 06880
Tel. 203-222-4242
Fax  203-222-4247
rweissman@imshealth.com


Victoria R. Fash
President and Chief Executive Officer
IMS Health Incorporated
200 Nyala Farms
Westport, CT 06880

            Re: Termination of Transaction Completion Incentive Agreement

Dear Vickie

      On February 4, 2000 and March 28, 2000, we entered into Transaction Completion Incentive Agreements (the "Agreements"), pursuant to which you would be awarded a cash bonus of $5.5 million upon the closing of a business consolidation between the Company and [Name] (under the February 4th Agreement) or The TriZetto Group, Inc. (under the March 28th Agreement) or upon the consummation of another transaction of comparable magnitude. The purpose of this letter is to document our subsequent agreement, which was reached between you and the Chairman of the Compensation & Benefits Committee of the Board of Directors on April 2, 2000, to terminate the Agreements as of that date.

      Please sign your name where indicated below and return one copy of this letter to the undersigned. Keep the other copy for your records.

                                          Sincerely,


                                          /s/ Robert E. Weissman

ACKNOWLEDGED:


/s/ Victoria R. Fash
--------------------------
Victoria R. Fash


ACKNOWLEGED:


/s/ Bernard Puckett
--------------------------
Bernard Puckett
Dated: _____________

                                          April 19, 2000

IMS HEALTH [LOGO]

Victoria R. Fash
President and
Chief Executive Officer


IMS HEALTH
7 Harewood Avenue
London, NWI 6JB, U.K.
Telephone +44-171-393 5141
Fax +44-171-393 5802
vfash@imshealth.com


Robert E. Weissman
Chairman of the Board
IMS Health Incorporated
200 Nyala Farms
Westport, CT 06880

            Re: Termination of Transaction Completion Incentive Agreement

Dear Bob:

      On February 4, 2000 and March 28, 2000, we entered into Transaction Completion Incentive Agreements (the "Agreements"), pursuant to which you would be awarded a cash bonus of $5.5 million upon the closing of a business consolidation between the Company and [Name] (under the February 4th Agreement) or The TriZetto Group, Inc. (under the March 28th Agreement) or upon the consummation of another transaction of comparable magnitude. The purpose of this letter is to document our subsequent agreement, which was reached between you and the Chairman of the Compensation & Benefits Committee of the Board of Directors on April 2, 2000, to terminate the Agreements as of that date.

      Please sign your name where indicated below and return one copy of this letter to the undersigned. Keep the other copy for your records.

                                          Sincerely,


                                          /s/ Victoria R. Fash

ACKNOWLEDGED:


/s/ Robert E. Weissman
-----------------------------
Robert E. Weissman


ACKNOWLEGED:


/s/ Bernard Puckett
-----------------------------
Bernard Puckett
Dated: _____________